                                                                    Exhibit 99.1

                          AZTECA HOLDINGS, S.A. de C.V.

                              LETTER OF TRANSMITTAL

                              Offer to Exchange Our
                  New 12 1/4% Senior Amortizing Notes due 2008
                           Which Have Been Registered
                  Under The Securities Act of 1933, As Amended
                                       For
                             All of Our Outstanding
                    12 1/4% Senior Amortizing Notes due 2008

                           Pursuant to the Prospectus
                                 Dated __, 2003

--------------------------------------------------------------------------------
 THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2003, UNLESS EXTENDED BY AZTECA HOLDINGS IN ITS SOLE DISCRETION (AS EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:
                              THE BANK OF NEW YORK

                                  Delivery To:

 By regular, registered, certified or         By facsimile transmission
 overnight mail, courier or by hand:      (for eligible institutions only):          For information by telephone call:
         The Bank of New York                       (212) 298-1915                             (212) 815-5920
   101 Barclay Street--Floor 7 East           Attention: Carolle Montreuil
       New York, New York 10286
    Attention: Reorganization Unit

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid tender of the Existing 12 1/4% Notes (as defined below).

     The instructions contained herein and in the Prospectus (as defined below) should be read carefully before this Letter of Transmittal is completed.

Exchange Offer

     The undersigned acknowledges receipt of the prospectus dated ______, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus") and this Letter of Transmittal and instructions hereto (this "Letter of Transmittal"), which together describe the Exchange Offer whereby Azteca Holdings, S.A. de C.V., a corporation (sociedad anonima de capital variable) established under the laws of the United Mexican States ("Azteca Holdings"), offers to exchange (the "Exchange Offer") its new 12 1/4% Senior Amortizing Notes due 2008 ("New 12 1/4% Notes"), which have been registered under the U.S. Securities Act of 1933, as amended ("Securities Act"), for a like aggregate principal amount of its outstanding 12 1/4% Senior Amortizing Notes due 2008 ("Existing 12 1/4% Notes"), which were issued previously in a private placement, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

      The New 12 1/4% Notes will be issued only in denominations of US$1,000 principal amount and integral multiples of US$1,000. Any fractional principal amount of New 12 1/4% Notes will be paid in cash. Only registered holders will be entitled to receive any cash payments.

Tendering of Existing 12 1/4% Notes

      Holders of Existing 12 1/4% Notes may only tender by book-entry transfer to The Bank of New York (the "Exchange Agent") account at The Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP") by transmitting to the Exchange Agent a computer generated message (an "Agent's Message") in which a holder of the Existing 12 1/4% Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal. DTC will then verify the acceptance and execute a book-entry delivery of the Existing 12 1/4% Notes to the Exchange Agent's account at DTC. By crediting the Existing 12 1/4% Notes to the Exchange Agent's account at DTC and by complying with the applicable ATOP procedures with respect to the Exchange Offer, the DTC participant confirms on behalf of itself and the beneficial owners of such Existing 12 1/4% Notes all provisions of this Letter of Transmittal (including the representations and warranties) applicable to it and such beneficial owners as fully as if the information required herein had been completed and this Letter of Transmittal had been executed and delivered to the Exchange Agent.

      Holders of Existing 12 1/4% Notes who cannot deliver all required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the expiration time (as defined in the Prospectus) with respect to the Existing 12 1/4% Notes being tendered must tender their Existing 12 1/4% Notes according to the guaranteed delivery procedures set forth in the section titled "The exchange offers--Procedure for tendering existing notes--Guaranteed delivery" in the Prospectus.

      Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      The DTC participant through which a beneficial owner holds Existing
 12 1/4% Notes might require that such beneficial owner complete and sign this Letter of Transmittal, which signature must have a signature guarantee. (See Instructions 1 and 3).

--------------------------------------------------------------------------------
                                 TENDERED NOTES
--------------------------------------------------------------------------------

   [_] CHECK HERE IF TENDERED EXISTING 12 1/4% NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                           -------------------------------------
         DTC Account Number:
                                           -------------------------------------
         Transaction Code Number:
                                           -------------------------------------

--------------------------------------------------------------------------------

Description of Existing 12 1/4% Notes

      List below the Existing 12 1/4% Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts at maturity on a separately executed schedule and affix the schedule to this Letter of Transmittal.

--------------------------------------------------------------------------------
                      DESCRIPTION OF EXISTING 12 1/4% NOTE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s) or
   Name of DTC Participant and Participant's DTC
Account Number in which Existing 12 1/4% Notes are Held      Aggregate Principal Amount at          Principal Amount
             (Please fill in, if blank)                           Maturity Represented           at Maturity Tendered*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

*  Unless otherwise specified, it will be assumed that the entire aggregate principal amount at maturity represented by the Existing
   12 1/4% Notes described above is being tendered. Only holders may validly tender their Existing 12 1/4% Notes pursuant to the
   Exchange Offer.
------------------------------------------------------------------------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Azteca Holdings, S.A. de C.V., a corporation (sociedad anonima de capital variable) organized under the laws of the United Mexican States, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and this Letter of Transmittal, the principal amount of Existing 12 1/4% Notes indicated in the preceding table entitled "Description of Existing 12 1/4% Notes" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount of Existing 12 1/4% Notes described in such table).

      Subject to, and effective upon acceptance for exchange of, the principal amount of Existing 12 1/4% Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer and applicable law, the undersigned hereby exchanges, assigns and transfers to Azteca Holdings, all right, title and interest in and to all of the Existing 12 1/4% Notes tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Azteca Holdings) with respect to such Existing 12 1/4% Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) transfer ownership of such Existing 12 1/4% Notes on the account books maintained by DTC to, or upon the order of, Azteca Holdings, (ii) present such Existing 12 1/4% Notes for transfer of ownership on the books of the relevant security register, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing 12 1/4% Notes and (iv) deliver to Azteca Holdings and the Trustee this Letter of Transmittal, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Existing 12 1/4% Notes tendered hereby, to acquire the New 12 1/4% Notes issuable upon the exchange of such tendered Existing 12 1/4% Notes, and that, when such tendered Existing 12 1/4% Notes are accepted for exchange, Azteca Holdings will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges and encumbrances, conditional sale agreements or other obligations relating to the sale or transfer of the Existing 12 1/4% Notes and not subject to any adverse claim or right. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or by Azteca Holdings to be necessary or desirable to complete the exchange, assignment and transfer of the Existing 12 1/4% Notes tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Existing 12 1/4% Notes tendered thereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect. The undersigned will comply with any obligations it may have under the Registration Rights Agreement (as described in the Prospectus). The undersigned has read all of the terms and conditions of the Exchange Offer and agrees that tenders of Existing 12 1/4% Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer.

      By tendering Existing 12 1/4% Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of Azteca Holdings within the meaning of Rule 405 under the Securities Act, (ii) any New 12 1/4% Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of New 12 1/4% Notes to be received in the Exchange Offer and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such New
12 1/4% Notes.

      By tendering Existing 12 1/4% Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Existing 12 1/4% Notes which is a broker-dealer represents and agrees, consistent with certain interpretative letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (i) such Existing
12 1/4% Notes held by the broker-dealer are held only as a nominee or (ii) such Existing 12 1/4% Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such New 12 1/4% Notes; provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      Azteca Holdings has agreed that, subject to the provisions of the Registration Rights Agreement governing the 12 1/4% Notes (the "Registration Rights Agreement"), the Prospectus may be used by a broker-dealer in connection with resales of New 12 1/4% Notes received in exchange for Existing 12 1/4% Notes, where such Existing 12 1/4% Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the Registration Statement of which the Prospectus is a part (the "Registration Statement") or, if earlier, when all such New 12 1/4% Notes have been disposed of by such broker-dealer. In that regard, each broker-dealer who acquired Existing 12 1/4% Notes for its own account as a result of market-making or other trading activities, by tendering such Existing 12 1/4% Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from Azteca Holdings of (i) the existence of any fact or the happening of any event that makes any statement of a material fact made in the Prospectus, the Registration Statement in which it is contained, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Prospectus or Registration Statement in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the occurrence of certain other events specified in the Registration Rights Agreement, such broker-dealer will suspend the sale of New 12 1/4% Notes pursuant to the Prospectus until Azteca Holdings has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer or Azteca Holdings has given notice that the sale of the New 12 1/4% Notes may be resumed and such broker-dealer has received copies of additional filings incorporated by reference in the Prospectus, as the case may be. If Azteca Holdings gives notice to suspend the sale of the New 12 1/4% Notes, it shall extend the 180-day period referred to above during which such broker-dealer is entitled to use the Prospectus in connection with the resale of New 12 1/4% Notes by the number of days during the period from and including the date of the giving of such notice to and including the date such broker-dealer shall have received copies of the amended or supplemented Prospectus necessary to permit resales of the New 12 1/4% Notes or to and including the date on which Azteca Holdings has given notice that the sale of New 12 1/4% Notes may be resumed, as the case may be.

      The New 12 1/4% Notes will bear interest from July 15, 2003. If your Existing 12 1/4% Notes are accepted for exchange, then you will receive interest on the New 12 1/4% Notes and not on the Existing 12 1/4% Notes. Interest on the New 12 1/4% Notes will be paid commencing December 15, 2003 and each June 15 and December 15 thereafter.

      The undersigned acknowledges and agrees that a tender of Existing 12 1/4% Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and an acceptance of such Existing 12 1/4% Notes by Azteca Holdings will constitute a binding agreement between the undersigned and Azteca Holdings upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Existing 12 1/4% Notes (or defectively tendered Existing 12 1/4% Notes which defect Azteca Holdings has, or has caused to be, waived) will be deemed to have been accepted if, as and when Azteca Holdings gives oral or written notice thereof to the Exchange Agent.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that the delivery and surrender of any Existing 12 1/4% Notes is not effective, and the risk of loss of the Existing 12 1/4% Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of an Agent's Message, together with any other required documents in a form satisfactory to Azteca Holdings. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Existing 12 1/4% Notes will be determined by Azteca Holdings, in its sole discretion, which determination shall be final and binding.

      Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Existing 12 1/4% Notes representing principal amounts not tendered or not accepted for payment be issued in the name(s) of the undersigned by book-entry transfer, by credit to the account of DTC. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Existing 12 1/4% Notes representing principal amounts not tendered or not accepted for payment be delivered to the undersigned by credit to the undersigned's account at DTC.

      In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Existing 12 1/4% Notes representing principal amounts not tendered or not accepted for payment be issued in the name(s) of, and be delivered to, the person(s) so indicated, and credit for Existing 12 1/4% Notes representing principal amounts not tendered or not accepted for payment be made to the account of DTC so indicated. The undersigned recognizes that Azteca Holdings has no obligation pursuant to the "Special Issuance Instructions" box or the "Special Delivery Instructions" box to transfer any Existing 12 1/4% Notes from the name of the registered holder(s) thereof if Azteca Holdings does not accept for exchange any of the principal amount of such Existing 12 1/4% Notes so tendered.

      Terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

-------------------------------------------------------------------

                  SPECIAL ISSUANCE INSTRUCTIONS
                 (See Instructions 1, 3, 4 and 5)

   To be completed ONLY if Existing 12 1/4% Notes in a principal amount not tendered or not accepted for exchange or checks for any fractional principal amount of New 12 1/4% Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to a DTC account different from that shown in the box entitled "Description of Existing 12 1/4% Notes" within this Letter of Transmittal.

Name of Institution:
                     ---------------------------------------
                                 (Please Print)


DTC Account:
             -----------------------------------------------
                                 (Please Print)


------------------------------------------------------------
     (Taxpayer Identification or Social Security Number)
-------------------------------------------------------------------


-------------------------------------------------------------------

                   SPECIAL DELIVERY INSTRUCTIONS
                 (See Instructions 1, 3, 4 and 5)

   To be completed ONLY if Existing 12 1/4% Notes in a principal amount not tendered or not accepted for exchange or checks for any fractional principal amount of New 12 1/4% Notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to a DTC account different from that shown in the box entitled "Description of Existing 12 1/4% Notes" within this Letter of Transmittal.

Name of Institution:
                     ---------------------------------------
                                (Please Print)


DTC Account:
             -----------------------------------------------
                                (Please Print)


------------------------------------------------------------
     (Taxpayer Identification or Social Security Number)
-------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (To be completed by all tendering holders)


     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount at maturity of the Existing
12 1/4% Notes listed in the table entitled "Description of Existing 12 1/4% Notes "under the column heading "Principal Amount at Maturity Tendered" (or, if nothing is indicated therein, the entire aggregate principal amount at maturity represented by the Existing 12 1/4% Notes described in such box).

     This Letter of Transmittal must be signed by the holder(s) exactly as such holder's name appears on a security position listing as owner of Existing
12 1/4% Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted herewith. If signature is made by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, please set forth full title and see Instruction 3.



         --------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory
                         (See guarantee required below)


  Dated                                  , 2003
        --------------------------------

  Name(s)
          ----------------------------------------------------------------------
                                 (Please print)

  Capacity
           ---------------------------------------------------------------------

  Address
          ----------------------------------------------------------------------
                               (Include Zip Code)

  Area Code and Telephone Number
                                 -----------------------------------------------

  Tax Identification or Social Security Number
                                               ---------------------------------


                     (Complete attached Substitute Form W-9)
                          Medallion Signature Guarantee
                        (if Required, see Instruction 1)


  Authorized Signature
                       ---------------------------------------------------------

  Name of Firm
               -----------------------------------------------------------------

  Dated                                  , 2003
        --------------------------------

--------------------------------------------------------------------------------
              PAYER'S NAME: THE BANK OF NEW YORK, AS EXCHANGE AGENT
--------------------------------------------------------------------------------

SUBSTITUTE                         Part 1--Please provide your TIN in the box at right and certify by        Social Security Number
Form W-9                           signing and dating below.                                                          or
                                                                                                              Tax Identification
Department of the Treasury,                                                                                         Number
Internal Revenue Service


Payer's Request for                                                                                          ----------------------
Taxpayer Identification
Number ("TIN")                ------------------------------------------------------------------------------------------------------

                                   Part 2--Certification--under penalties of perjury, I certify that:
                                   (1)   (a) I am a U.S. person (including a U.S. resident alien), and

                                         (b) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                                   (2)   I am not subject to backup withholding because:

                                         (a) I am a U.S. person (including a U.S. resident alien), and

                                         (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or

                                         (c) the IRS has notified me that I am no longer subject to backup withholding.

                              ------------------------------------------------------------------------------------------------------

                                                                                                                Part 3--

                                   Certification instructions--You must cross out item (2) above if you
                                   have been notified by the IRS that you are subject to backup                |_| Awaiting TIN
                                   withholding because of under-reported interest or dividends on your         |_| Exempt tax
                                   return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                                   Signature:__________________________  Date:_________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.


--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a correct taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.


  Signature:________________________________________  Date:__________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. Signature Guarantees. A DTC participant might require a beneficial owner of the Existing 12 1/4% Notes to sign this Letter of Transmittal. If the Existing 12 1/4% Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Existing 12 1/4% Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signatures on this Letter of Transmittal must be guaranteed by a participant in the Securities Transfer Agent Medallion Program. See Instruction 3.

     2. Delivery of this Letter of Transmittal and Existing 12 1/4% Notes; Guaranteed Delivery Procedure. On or prior to the Expiration Date, a holder must tender and deliver the holder's Existing 12 1/4% Notes by delivering to the Exchange Agent a computer generated message, called an "Agent's Message," transmitted by means of the book-entry transfer facility's ATOP system. The Agent's Message, in part, confirms that a book-entry transfer of the Existing
12 1/4% Notes into the Exchange Agent's account at the book-entry transfer facility has occurred. The Agent's Message also states that the book-entry transfer facility has received an express acknowledgment from the participant of the book-entry transfer facility who is tendering the Existing 12 1/4% Notes that:

      .    the participant has received this Letter of Transmittal;

      .    the participant has agreed to be bound by its terms; and

      . Azteca Holdings may enforce this Letter of Transmittal against the participant.

      A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Existing 12 1/4% Notes delivered electronically and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      Holders who wish to tender their Existing 12 1/4% Notes and who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing 12 1/4% Notes pursuant to the guaranteed delivery procedures set forth in the section titled "The exchange offers--Procedure for tendering existing notes--Guaranteed delivery" in the Prospectus. Pursuant to such procedures, (i) such tender must be made through an eligible guarantor institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such eligible guarantor institution an electronic confirmation pursuant to DTC's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by Azteca Holdings (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of the Existing 12 1/4% Notes and the amount of the Existing 12 1/4% Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, a book-entry confirmation and any other documents requested by this Letter of Transmittal, including any signature guarantees, an Agent's Message in the case of a book-entry transfer or an Express Acknowledgment in the case of a transfer through the ATOP system, will be deposited by the eligible guarantor institution with the Exchange Agent and (iii) a book-entry confirmation and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.

      No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Existing 12 1/4% Notes for exchange.

      3. Signatures on this Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Existing 12 1/4% Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Existing 12 1/4% Notes.

      If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Azteca Holdings of such person's authority to so act must be submitted.

      If this Letter of Transmittal is signed by a person who is neither (1) a registered holder nor (2) exchanging Existing 12 1/4% Notes for the account of an eligible guarantor institution, the signature of such person must be guaranteed by an eligible guarantor institution.

      4. Special Payment or Issuance and Delivery Instructions. All Existing
12 1/4% Notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC, unless the appropriate box on this Letter of Transmittal is checked, in which case the Existing 12 1/4% Notes will be returned by crediting the account indicated in such box.

      5. Partial Tenders. If less than all of the Existing 12 1/4% Notes are to be tendered, the holder(s) should fill in the aggregate principal amount of Existing 12 1/4% Notes to be tendered in the applicable box in the table above entitled "Description of Existing

12 1/4% Notes." All of the Existing 12 1/4% Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     6. Withdrawals. Any holder who has tendered Existing 12 1/4% Notes may withdraw the tender by delivering written notice of withdrawal to Azteca Holdings prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing 12 1/4% Notes to be withdrawn (the "Depositor"), (ii) identify the Existing 12 1/4% Notes to be withdrawn, (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Existing 12 1/4% Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Existing
12 1/4% Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing 12 1/4% Notes are to be registered, if different from that of the Depositor. With respect to Existing 12 1/4% Notes tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus, a notice of withdrawal must specify the name and account number at the book-entry transfer facility to be credited for purposes of the Exchange Offer; provided, however, that withdrawn Existing 12 1/4% Notes may be retendered by again following one of the procedures described herein at any time prior to the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined solely by Azteca Holdings, whose determinations will be final and binding on all parties. Neither Azteca Holdings, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. See "The Exchange Offers--Withdrawal of tenders" in the Prospectus.

     7. Transfer Taxes. Holders will not be obligated to pay any transfer taxes in connection with the exchange of Existing 12 1/4% Notes in the Exchange Offer unless you instruct Azteca Holdings to make payment to or register the New
12 1/4% Notes in the name of, or request that Existing 12 1/4% Notes not tendered or not accepted in the Exchange Offer be registered in the name of, a person other than the registered tendering holder. In those cases, the holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no New 12 1/4% Notes will be issued until such evidence is received by the Exchange Agent.

      8. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering Existing 12 1/4% Notes and requests for assistance may be directed to the Exchange Agent at its telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal, Notice of Guaranteed Delivery, Substitute Form W-9 attached hereto or the appropriate Form W-8 or Substitute Form W-8 may be obtained from the Exchange Agent at the address and telephone number set forth on the front cover of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company or other nominee.


IMPORTANT:           This Letter of Transmittal (or facsimile thereof), properly completed and duly executed (together with any required signature guarantees and all other required documents) must be received by the Exchange Agent prior to the Expiration
                     Date for holders wishing to tender their Existing 12 1/4%
                     Notes.

                            IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a tendering holder may be subject to backup withholding tax at a rate of 28% with respect to payment by the Exchange Agent pursuant to the Exchange Offer unless such holder (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding, (ii) provides its correct TIN and certifies that the TIN provided is correct (or that such holder is awaiting a TIN), or (iii) certifies that it is not currently subject to backup withholding or certifies as to its non-United States status. If such holder is an individual, the TIN is his or her social security number. Completion of a Substitute Form W-9 provided in this Letter of Transmittal, in the case of a U.S. holder, or the appropriate Form W-8 or Substitute Form W-8, in the case of a non-U.S. holder (which form shall be available from the Exchange Agent upon request) should be used for this purpose. Failure to provide such holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such tendering holder with respect to Existing 12 1/4% Notes surrendered pursuant to the Exchange Offer may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the tendering holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is so checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all such payments until a TIN is provided to the Exchange Agent. A tendering holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Exchange Agent with such holder's TIN as soon as it is received. In order for a foreign holder to qualify as an exempt recipient, that holder should submit the appropriate Internal Revenue Service Form W-8 or Substitute Form W-8, signed under penalties or perjury, attesting to that holder's foreign status. Such forms can be obtained from the Exchange Agent. Tendering holders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements.

      If backup withholding applies to a tendering holder, the Exchange Agent is required to withhold 28% of any payments made to such holder pursuant to the Exchange Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.